Exhibit 99.2

KRYPTOBANK CO

CONDENSED FINANCIAL STATEMENTS

FOR THE THREE MONTHS ENDED MARCH 31, 2021 AND 2020

KryptoBank Co

KryptoBank Co.

Condensed Balance Sheets

	March 31, 2021	December 31, 2020
	(Unaudited)
Assets
Current Assets:
Cash	$403	$448
Total Current Assets	403	448

Property and Equipment, Net	-	56

Other Assets
Notes and Interest Receivable - Related Party	27,999	27,280
Investment - Related Party	15,000	15,000
Intangible Assets	2,835	2,835

Total Assets	$46,237	$45,619

Liabilities and Stockholders' Deficit
Accounts Payable and Accrued Expenses	$50,652	$46,424
Notes Payable – Related Party	112,167	112,167
Total Current Liabilities	162,819	158,591

Total Liabilities	162,819	158,591

Commitments and Contingencies (See Note 6)	-	-

Stockholders' Deficit
Preferred Stock, $.0001 par value: Authorized 50,000,000 shares none issued and outstanding as of March 31, 2021 and December 31, 2020	-	-
Common Stock, $.0001 par value: Authorized 1,000,000,000 shares, 102,500,000 and 102,500,000 Issued and outstanding as of March 31, 2021 and December 31, 2020	10,250	10,250
Additional Paid-in Capital	1,000	1,000
Accumulated Deficit	(127,832)	(124,222)
Total Stockholders' Deficit	(116,582)	(112,972)

Total Liabilities and Stockholders' Deficit	$46,237	$45,619

The accompanying notes are an integral part of the unaudited condensed financial statements

KryptoBank Co.

Condensed Statement of Operations

(unaudited)

	For the Three Months Ended
	March 31, 2021	March 31, 2020
Revenue	$-	$-

General and Administrative expenses	101	157
Total Operating Expenses	101	157

Loss from Operations	(101)	(157)

Other Income and Expenses
Interest income - Related Party	719	651
Interest expense - Related Party	(4,228)	(3,816)
Total Other Expenses	(3,509)	(3,165)

Net Loss	$(3,610)	$(3,322)

Weighted average Number of Common Shares Outstanding- Basic and Diluted	102,500,000	102,500,000

Net Loss per share Basic and Diluted	$(0.00)	$(0.00)

The accompanying notes are an integral part of the unaudited condensed financial statements

KryptoBank Co.

Condensed Statement of Changes in Stockholders’ Deficit

For the Three Months Ended March 31, 2021 and 2020

					Additional
	Preferred Stock		Common Stock		Paid-in	Accumulated
	Shares	Par	Shares	Par	Capital	Deficit	Total
Balance December 31, 2019	-	$-	102,500,000	$10,250	$1,000	$(110,852)	$(99,602)

Net Loss	-	-	-	-	-	(3,322)	(3,322)

Balance, March 31, 2020 (Unaudited)	-	$-	102,500,000	$10,250	$1,000	$(114,174)	$(102,924)

					Additional
	Preferred Stock		Common Stock		Paid-in	Accumulated
	Shares	Par	Shares	Par	Capital	Deficit	Total
Balance December 31, 2020	-	$-	102,500,000	$10,250	$1,000	$(124,222)	$(112,972)

Net Loss	-	-	-	-	-	(3,610)	(3,610)

Balance, March 31, 2021 (Unaudited)	-	$-	102,500,000	$10,250	$1,000	$(127,832)	$(116,582)

The accompanying notes are an integral part of the unaudited condensed financial statements

KryptoBank Co.

Condensed Statement of Cash Flows

(Unaudited)

	For the Three Months Ended
	March 31, 2021	March 31, 2020

Cash Flows from Operating Activities
Net Loss	$(3,610)	$(3,322)
Adjustment to reconcile net loss to net cash used in operating activities
Amortization	56	111
Change in Operating Assets and Liabilities:
Interest Receivable from Related Party	(719)	(651)
Accounts Payable and Accrued Expenses	4,228	3,817
Net Cash Used in Operating Activities	(45)	(45)

Cash Flow from Investing Activities
Issuance of Notes Receivable from Related Party	-	(710)
Net Cash Used in Investing Activities	-	(710)

Net Change in Cash	(45)	(755)
Cash at beginning of the Period	448	1,338

Cash at end of the Period	$403	$583

Supplemental Disclosure of Cash Flow Information:
Cash paid for interest	$-	$-
Cash paid for income taxes	$-	$-

The accompanying notes are an integral part of the unaudited condensed financial statements

KryptoBank Co.

Notes to Condensed Financial Statements

As of March 31, 2021 and 2020

(Unaudited)

Note 1 – Business Organization and Nature of Operations

KryptoBank Co. (“KryptoBank Co” or the “Company”) was incorporated on December 27, 2017 under the laws of the State of Delaware. KryptoBank Co is a firm currently in the process of enabling users to transact worldwide with any cryptocurrency, fiat currency, stock, or commodity.

As of March 31, 2021 and December 31, 2020, Balance Labs Inc owns 51% of the Company’s common stock issued and outstanding.

Note 2 – Going Concern

The unaudited condensed financial statements have been prepared assuming the Company will continue as a going concern. The Company has experienced net losses since inception and used $45 of cash in operating activities for the three months ended March 31, 2021. As of March 31, 2021, the Company has an accumulated deficit of $127,832 and a working capital deficit of $162,416. The Company has relied on loans from founders to fund its operations. There is substantial doubt about the Company to continue as a going concern. This will not sustain the Company without additional funds. Management plans to raise additional capital within the next year ended that will sustain its operations for the next year. In addition, the Company will begin an active marketing campaign to market its services. There can be no assurance that such a plan will be successful. The accompanying unaudited condensed financial statements do not include any adjustments that might be necessary should the Company be unable to continue as a going concern.

Note 3 – Summary of Significant Accounting Policies

Cash and Cash Equivalents

The Company considers all highly liquid temporary cash investments with an original maturity of three months or less to be cash equivalents. At March 31, 2021 and December 31, 2020, the Company has $0 and $0 in cash equivalents, respectively.

Use of Estimates

The preparation of the unaudited condensed financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the unaudited condensed financial statements and the reported amounts of revenues and expenses during the reporting periods. Estimates may include those pertaining to valuation and useful life of intangible assets and deferred tax assets. Actual results could materially differ from those estimates.

Revenue Recognition

The Company accounts for its revenues under FASB ASC 606, that requires revenue to be recognized in a manner to depict the transfer of goods or services to a customer at an amount that reflects the consideration expected to be received in exchange for those goods or services. The Company considers revenue realized or realizable and earned when all the five following criteria are met: (1) Identify the Contract with a Customer, (2) Identify the Performance Obligations in the Contract, (3) Determine the Transaction Price, (4) Allocate the Transaction Price to the Performance Obligations in the Contract, and (5) Recognize Revenue When (or As) the Entity Satisfies a Performance Obligation.

Income Taxes

The Company recognizes deferred tax assets and liabilities for the expected future tax consequences of items that have been included or excluded in the unaudited condensed financial statements or tax returns. Deferred tax assets and liabilities are determined on the basis of the difference between the tax basis of assets and liabilities and their respective financial reporting amounts (“temporary differences”) at enacted tax rates in effect for the years in which the temporary differences are expected to reverse.

The Company adopted the provisions of Accounting Standards Codification (“ASC”) Topic 740-10, which prescribes a recognition threshold and measurement process for financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return.

KryptoBank Co.

Notes to Condensed Financial Statements

As of March 31, 2021 and 2020

(Unaudited)

Management has evaluated and concluded that there are no material tax positions requiring recognition in the Company’s unaudited condensed financial statements as of March 31, 2021.

The Company’s policy is to classify assessments, if any, for tax related interest as interest expense and penalties as general and administrative expenses in the statement of operations.

Investments

When the fair value of an investment is indeterminable, the Company accounts for its investments that are under 20% of the total equity outstanding using the cost method. For investments in which the Company holds between 20-50% equity and is non-controlling are accounted for using the equity method. For any investments in which the Company holds over 50% of the outstanding stock, the Company consolidates those entities into their unaudited condensed financial statements herein. The Company holds one investment which it accounts for under the cost method. On November 9, 2018, the Company loaned $15,000 to iGrow Systems Inc, a related party. On July 15, 2019, the Company converted the note into 150,000 shares of iGrow Systems Inc.’s common stock at a price of $0.10 per share. This investment is recorded on our balance sheet using the cost method as of March 31, 2021 and December 31, 2020, respectively.

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk primarily consist of cash, cash equivalents and marketable securities.

Net Loss Per Common Share

Basic and diluted loss per common share is computed by dividing net loss by the weighted average number of common shares and common share equivalents outstanding during the periods. As of March 31, 2021 and 2020, there were no common share equivalents outstanding, respectively.

Fair Value of Financial Instruments

The Company measures its financial assets and liabilities in accordance with GAAP. For certain of our financial instruments, including cash, accounts payable, and the short-term portion of long-term debt, the carrying amounts approximate fair value due to their short maturities.

We adopted accounting guidance for financial and non-financial assets and liabilities (ASC 820). This standard defines fair value, provides guidance for measuring fair value and requires certain disclosures. This standard does not require any new fair value measurements, but rather applies to all other accounting pronouncements that require or permit fair value measurements. This guidance does not apply to measurements related to share-based payments. This guidance discusses valuation techniques, such as the market approach (comparable market prices), the income approach (present value of future income or cash flow), and the cost approach (cost to replace the service capacity of an asset or replacement cost). The guidance utilizes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The following is a brief description of those three levels:

●	Level 1: Observable inputs such as quoted prices (unadjusted) in active markets for identical assets or liabilities.

●

Level 2: Inputs other than quoted prices that are observable, either directly or indirectly. These include quoted prices for similar assets or liabilities in active markets and quoted prices for identical or similar assets or liabilities in markets that are not active.

●	Level 3: Unobservable inputs in which little or no market data exists, therefore developed using estimates and assumptions developed by us, which reflect those that a market participant would use.

Business Segments

The Company operates in one segment and therefore segment information is not presented.

KryptoBank Co.

Notes to Condensed Financial Statements

As of March 31, 2021 and 2020

(Unaudited)

Advertising, Marketing and Promotional Costs

Advertising, marketing, and promotional expenses are expensed as incurred and are included in selling, general and administrative expenses on the accompanying statement of operations. For the three months ended March 31, 2021 and March 31, 2020, advertising, marketing, and promotion expense was $0 and $0, respectively.

Property and equipment

Property and equipment consists of a website the Company developed in order to market its services.

Expenditures for repairs and maintenance of equipment are charged to expense as incurred. Major replacements and betterments are capitalized and depreciated over the remaining useful lives of the related assets.

Property and equipment as of March 31, 2021 and December 31, 2020 consisted of the following:

	March 31, 2021 (Unaudited)	December 31, 2020
Website	$1,336	$1,336
Less Accumulated Amortization	(1,336)	(1,280)
Property and Equipment, net	$-	$56

There were no additions during the three months ended March 31, 2021 and March 31, 2020, respectively. Amortization expense during the three months ended March 31, 2021 and 2020 were $56 and $111, respectively.

Intangible Assets

Intangible Assets as of March 31, 2021 and December 31, 2020 consisted of the following:

	March 31, 2021 (unaudited)	December 31, 2020
Trademarks and domain name	$2,835	$2,835
Total	$2,835	$2,835

There were no additions to Intangible Assets during the three months ended March 31, 2021 and March 31, 2020, respectively.

Recently Issued Accounting Pronouncements

The Company has evaluated all new accounting standards that are in effect and may impact its unaudited condensed financial statements and does not believe that there are any other new accounting standards that have been issued that might have a material impact on its financial position or results of operations.

Note 4 – Stockholders’ Equity

Authorized Capital

The Company is authorized to issue 1,000,000,000 shares of common stock, $0.0001 par value, and 50,000,000 shares of preferred stock, $0.0001 par value.

KryptoBank Co.

Notes to Condensed Financial Statements

As of March 31, 2021 and 2020

(Unaudited)

Note 5 – Related Party Transactions

The Company, as part of its initial funding, borrowed a total of $100,000 from its founders during the years ended December 31, 2018 and 2017. The notes have a stated interest rate of 12% compounded annually and are due on demand. The balance outstanding as of March 31, 2021 and December 31, 2020 is $112,167 and $112,167, respectively. The Company has accrued interest of $33,225 and $28,996 as of March 31, 2021 and December 31, 2020, respectively. For the three months ended March 31, 2021 and 2020, the Company recorded $4,228 and $3,816 of interest expense, respectively.

During the year ended December 31, 2018, the Company loaned $15,000 to iGrow Systems Inc, a related party, as part of their initial funding. On July 15, 2019, KryptoBank Co. converted the $15,000 note into 150,000 shares of iGrow Systems Inc.’s common stock at a price of $0.10 per share. The investment is recorded on the Company’s balance sheet using the cost method of accounting.

During the year ended December 31, 2019, the Company made a series of notes receivables to Balance Labs LLC, a related party, totaling $30,000, this amount was offset by $471 of expenses paid in 2018 by Balance Labs LLC on behalf of the Company, and by an $8,000 repayment made during the same year. The notes receivable have a stated interest rate of 12% annually and are due in one year. The balances of the notes receivable as of March 31, 2021 and December 31, 2020, including interest were $27,999 and $27,280, respectively. During the three months ended March 31, 2021 and March 31, 2020, the Company recorded $719 and $651 of interest income, respectively. On June 4, 2021, the Company received full payment of the notes receivable due from Balance Labs LLC, for a total of $28,164, which included all principal and interest owed (see Note 8).

Note 6 – Commitments and Contingencies

Litigation, Claims and Assessments

In the normal course of business, the Company may be involved in legal proceedings, claims and assessments arising in the ordinary course of business. Such matters are subject to many uncertainties, and outcomes are not predictable with assurance. In the opinion of management, the ultimate disposition of these matters will not have a material adverse effect on the Company’s financial position or results of operations.

Note 7 – Notes Payable – Related Party

The Company, as part of its initial funding, borrowed a total of $100,000 from its founders during the years ended December 31, 2018 and 2017. The notes have a stated interest rate of 12% compounded annually and are due on demand. The balance outstanding as of March 31, 2021 and December 31, 2020 is $112,167 and $112,167, respectively. The Company has accrued interest of $33,225 and $28,996 as of March 31, 2021 and December 31, 2020, respectively. For the three months ended March 31, 2021 and 2020, the Company recorded $4,228 and $3,816 of interest expense, respectively.

Note 8 - Subsequent Events

The coronavirus pandemic may adversely impact our operations and demand for our products and services and our ability to find new clients. This is due in part to restrictions such as: social distancing requirements; stay at home orders and the shutdown of non-essential businesses and the impact these restrictions have on small businesses and their ability to generate revenues which effects their ability to afford our services.

On June 4, 2021, the Company received full payment of the notes due from Balance Labs LLC, for a total of $28,164, which included all principal and interest owed (see Note 5).

On June 29, 2021, the Company issued an unsecured promissory note in the amount of $25,000 to Balance Labs, Inc., a majority shareholder. The note carries an interest rate of 12% per annum and is due on the earlier of June 28, 2022 or the date on which the Company raises at least $200,000 from investors.

In preparing these financial statements, the Company evaluated events and transactions for potential recognition or disclosure through July 1, 2021 the date the financial statements were issued.